As filed with the Securities and Exchange Commission on May 14, 2015

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Revolution Lighting Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	59-3046866
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

177 Broad Street, 12th Floor Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan

(Full Title of the Plan)

Charles J. Schafer

President and Chief Financial Officer

Revolution Lighting Technologies, Inc.

177 Broad Street, 12th Floor

Stamford, CT 06901

(Name and Address of Agent For Service)

(203) 504-1111

(Telephone Number, Including Area Code, of Agent For Service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.001 par value per share	3,000,000 shares(2)	$1.12(3)	$3,360,000(3)	$390.44

(1)	In accordance with Rule 416 under the Securities Act of 1933, as amended, this Registration Statement shall be deemed to cover any additional securities that may from time to time be offered or issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.
(2)	Represents shares issuable under the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan.
(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rules 457(c) and 457(h) of the Securities Act of 1933, as amended, and based upon the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Stock Market on May 8, 2015.

INFORMATION REQUIRED PURSUANT TO GENERAL INSTRUCTION E ON FORM S-8

This Registration Statement is filed by Revolution Lighting Technologies, Inc. (the “Company”) for the purpose of registering additional securities of the same class and relating to the same employee benefit plan as securities for which the Company has an effective Registration Statement on Form S-8. The Company previously registered 1,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), under the Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan, as amended (the “Plan”), on a Form S-8 (File No. 333-188719) filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2013 (the “Original Registration Statement”). The number of shares available for issuance under the Plan was increased by 1,000,000 shares on May 12, 2014, and the Company registered such additional shares on a Form S-8 (File No. 333-197843) filed with the SEC on August 4, 2014. The number of shares available under the Plan was subsequently increased by 3,000,000 shares on May 11, 2015.

Pursuant to General Instruction E to Form S-8, the contents of the Original Registration Statement are incorporated by reference into this Registration Statement.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

The Company hereby incorporates by reference into this Registration Statement the following documents previously filed with the SEC (File No. 000-23590 unless otherwise noted):

(a) The Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 16, 2015, including the information incorporated by reference into the Annual Report on Form 10-K from the Company’s Definitive Information Statement for the 2015 Annual Meeting of Stockholders filed with the SEC on Schedule 14C on April 21, 2015;

(b) The Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 filed with the SEC on May 11, 2015;

(c) The Company’s Current Report on Form 8-K filed with the SEC on May 11, 2015 (excluding Item 2.02); and

(d) The description of the Common Stock contained in the Company’s Current Report on Form 8-K filed with the SEC on August 4, 2014, including any amendment or report filed for the purpose of updating such description.

All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8. Exhibits.

Number	Description

4.1	Amended and Restated Certificate of Incorporation, as amended (incorporated by reference to the Company’s Quarterly Report on Form 10-Q (File No. 000-23590) filed on August 7, 2013)

4.2	Amended and Restated Bylaws (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on January 30, 2013)

4.3	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on November 16, 2012)

4.4	Certificate of Designations, Preferences and Rights of Series C Senior Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on December 27, 2012)

4.5	Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on December 27, 2012)

4.6	Certificate of Designations, Preferences and Rights of Series E Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on February 22, 2013)

4.7	Certificate of Elimination of the Series E Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Quarterly Report on Form 10-Q (File No. 000-23590) filed on May 15, 2013)

4.8	Certificate of Designations, Preferences and Rights of Series E Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Quarterly Report on Form 10-Q (File No. 000-23590) filed on May 15, 2013)

4.9	Certificate of Designations, Preferences and Rights of Series F Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on August 27, 2013)

Number	Description

4.10	Certificate of Designations, Preferences and Rights of Series G Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on July 3, 2014)

4.11	Certificate of Elimination of the Series D Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed July 3, 2014)

4.12	Certificate of Elimination of the Series F Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed July 3, 2014)

4.13	Certificate of Elimination of the Series B Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Annual Report on Form 10-K (File No. 000-23590) filed March 16, 2015)

4.14	Certificate of Elimination of the Series C Senior Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Annual Report on Form 10-K (File No. 000-23590) filed March 16, 2015)

4.15	Certificate of Elimination of the Series E Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Annual Report on Form 10-K (File No. 000-23590) filed March 16, 2015)

4.16	Certificate of Elimination of the Series G Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Annual Report on Form 10-K (File No. 000-23590) filed March 16, 2015)

5	Opinion of Hinckley, Allen & Snyder LLP*

23.1	Consent of Hinckley, Allen & Snyder LLP (included in Exhibit 5)*

23.2	Consent of McGladrey LLP, Independent Registered Public Accounting Firm*

24	Power of Attorney (included on the signature pages of this Registration Statement)*

99	Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Definitive Information Statement on Schedule 14C (File No. 000-23590) filed with the SEC on April 21, 2015)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 14th day of May, 2015.

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Charles J. Schafer
Charles J. Schafer
President and Chief Financial Officer

POWER OF ATTORNEY

We, the undersigned officers and directors of Revolution Lighting Technologies, Inc., hereby severally constitute and appoint Robert V. LaPenta and Charles J. Schafer, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Revolution Lighting Technologies, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert V. LaPenta Robert V. LaPenta	Chief Executive Officer, Director (Principal Executive Officer)	May 14, 2015

/s/ Charles J. Schafer Charles J. Schafer	President, Chief Financial Officer, Director (Principal Financial and Accounting Officer)	May 14, 2015

/s/ Robert A. Basil, Jr. Robert A. Basil, Jr.	Director	May 14, 2015

/s/ James A. DePalma James A. DePalma	Director	May 14, 2015

Signature	Title	Date

/s/ William D. Ingram William D. Ingram	Director	May 14, 2015

/s/ Robert V. LaPenta, Jr. Robert V. LaPenta, Jr.	Director	May 14, 2015

/s/ Dennis McCarthy Dennis McCarthy	Director	May 14, 2015

/s/ Stephen G. Virtue Stephen G. Virtue	Director	May 14, 2015

INDEX TO EXHIBITS

Number	Description

4.1	Amended and Restated Certificate of Incorporation, as amended (incorporated by reference to the Company’s Quarterly Report on Form 10-Q (File No. 000-23590) filed on August 7, 2013)

4.2	Amended and Restated Bylaws (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on January 30, 2013)

4.3	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on November 16, 2012)

4.4	Certificate of Designations, Preferences and Rights of Series C Senior Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on December 27, 2012)

4.5	Certificate of Designations, Preferences and Rights of Series D Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on December 27, 2012)

4.6	Certificate of Designations, Preferences and Rights of Series E Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on February 22, 2013)

4.7	Certificate of Elimination of the Series E Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Quarterly Report on Form 10-Q (File No. 000-23590) filed on May 15, 2013)

4.8	Certificate of Designations, Preferences and Rights of Series E Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Quarterly Report on Form 10-Q (File No. 000-23590) filed on May 15, 2013)

4.9	Certificate of Designations, Preferences and Rights of Series F Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on August 27, 2013)

Number	Description

4.10	Certificate of Designations, Preferences and Rights of Series G Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed on July 3, 2014)

4.11	Certificate of Elimination of the Series D Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed July 3, 2014)

4.12	Certificate of Elimination of the Series F Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K (File No. 000-23590) filed July 3, 2014)

4.13	Certificate of Elimination of the Series B Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Annual Report on Form 10-K (File No. 000-23590) filed March 16, 2015)

4.14	Certificate of Elimination of the Series C Senior Convertible Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Annual Report on Form 10-K (File No. 000-23590) filed March 16, 2015)

4.15	Certificate of Elimination of the Series E Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Annual Report on Form 10-K (File No. 000-23590) filed March 16, 2015)

4.16	Certificate of Elimination of the Series G Senior Convertible Redeemable Preferred Stock of Revolution Lighting Technologies, Inc. (incorporated by reference to the Company’s Annual Report on Form 10-K (File No. 000-23590) filed March 16, 2015)

5	Opinion of Hinckley, Allen & Snyder LLP*

23.1	Consent of Hinckley, Allen & Snyder LLP (included in Exhibit 5)*

23.2	Consent of McGladrey LLP, Independent Registered Public Accounting Firm*

24	Power of Attorney (included on the signature pages of this Registration Statement)*

99	Revolution Lighting Technologies, Inc. 2013 Stock Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Definitive Information Statement on Schedule 14C (File No. 000-23590) filed with the SEC on April 21, 2015)

*	Filed herewith.